Exhibit 10.3

AMENDMENT TO UNSECURED SUBORDINATED PROMISSORY NOTE

This AMENDMENT TO UNSECURED SUBORDINATED PROMISSORY NOTE (this “Amendment”) is made and entered into as of August 31, 2010, by and among Skullcandy, Inc., a Delaware corporation (the “Company”), and Richard P. Alden, as agent for itself and the Subordinated Creditors, acting at the direction of the Required Subordinated Lenders (such term and each other capitalized term used but not defined herein shall have the meaning given to such term in the Note (as defined below)).

WHEREAS, the Company previously issued and sold an unsecured subordinated promissory note (the “Note”) to certain Subordinated Lenders in the original aggregate principal amount of $25,000,000.00;

WHEREAS, Section 8(a) of the Note provides that the Note may be amended upon the written consent of the Required Subordinated Lenders; and

WHEREAS, each of the Company and Richard P. Alden, acting at the direction of the Required Subordinated Lenders, desires to enter into this Amendment to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained in this Amendment, and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

1.1	The legend on the first page of the Note is hereby amended and restated in its entirety to read as follows:

“THE OBLIGATIONS EVIDENCED BY THIS INSTRUMENT ARE UNSECURED OBLIGATIONS AND ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENTS HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT, DATED AS OF AUGUST 31, 2010 (AS AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “PNC SUBORDINATION AGREEMENT”), MADE BY THE SUBORDINATED AGENT (ON BEHALF OF ITSELF AND EACH SUBORDINATED CREDITOR) AND THE OBLIGORS REFERRED TO THEREIN IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, AS AGENT, ALL AS REFERRED TO IN THE PNC SUBORDINATION AGREEMENT, AND THE SUBORDINATION AGREEMENT, DATED AS OF FEBRUARY 3, 2009 (AS AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “GOODE SUBORDINATION AGREEMENT”), MADE BY THE SELLER REPRESENTATIVE (ON BEHALF OF ITSELF AND EACH

SUBORDINATED CREDITOR) AND THE OBLIGORS REFERRED TO THEREIN IN FAVOR OF GOODE SKULLCANDY HOLDINGS LLC, AS AGENT, ALL AS REFERRED TO IN THE GOODE SUBORDINATION AGREEMENT.”

1.2	Section 1 of the Note is hereby amended by deleting the definition of “Wells Fargo Foothill Subordination Agreement” found therein and inserting in lieu thereof in proper alphabetical order the following new defined term:

“PNC Subordination Agreement” means that certain Subordination Agreement, dated as of August 31, 2010, among the Company, each of the Company’s subsidiaries listed on the signature pages thereto, Richard P. Alden, as agent for itself and the Subordinated Creditors (as defined therein), and PNC Bank, National Association, as agent.”

1.3	Section 1 of the Note is hereby amended by amending and restating the following definitions in their entirety to read as follows:

“Credit Agreement” means that certain Revolving Credit and Security Agreement, dated as of August 31, 2010, among the Company and the Credit Agreement Lenders, as such credit agreement may be amended, replaced, refinanced, amended and restated, supplemented or otherwise modified from time to time.”

“Credit Agreement Lenders” means, collectively, UPS Capital Corporation, as foreign collateral agent, PNC Bank, National Association, as administrative agent for the lenders (together with its successors) and the lenders from time to time party to the Credit Agreement, together with the permitted successors and assigns of each of the foregoing.”

“Subordination Agreements” means the Goode Subordination Agreement and the PNC Subordination Agreement.”

2. Governing Law. This Amendment shall be governed by and construed and interpreted under the laws of the State of New York without reference to conflicts of law principles.

3. Severability. In the event that any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Amendment shall continue in full force and effect without said provision.

4. Modification. This Amendment may not be altered, amended or modified in any way except by a written instrument referencing this Amendment signed by the Company, the Holder and the Agent.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be declared an original, but all of which together shall constitute one and the same instrument.

Delivery of an executed signature page of this Amendment by facsimile transmission or by electronic transmission (including a .pdf delivered by electronic mail) will be as effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Intentionally Left Blank]

The parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

SKULLCANDY, INC., a Delaware corporation

By:	/s/ Mitch Edwards
Name:	Mitch Edwards
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT TO SHAREHOLDER NOTE]

AGENT FOR THE SUBORDINATED LENDERS ACTING AT THE DIRECTION OF THE REQUIRED SUBORDINATED LENDERS:

RICHARD P. ALDEN

/s/ Rick Alden

[SIGNATURE PAGE TO AMENDMENT TO SHAREHOLDER NOTE]